Realogy to Sell its Global Relocation Business to
SIRVA Worldwide, Inc. in $400 Million Transaction

•Realogy will use a substantial majority of net proceeds to pay down corporate debt and will leverage Broker Network and Affinity business to serve a broader customer-base
•SIRVA will continue to have access to Realogy’s world-class Broker Network

MADISON, N.J. – November 7, 2019 – Realogy Holdings Corp. (NYSE: RLGY), the largest full-service residential real estate services company in the United States, and SIRVA Worldwide, Inc., a subsidiary of SIRVA, Inc., a leading global relocation and moving service provider, today announced a definitive agreement under which SIRVA will acquire Realogy’s global Cartus Relocation business. The transaction is valued at $400 million, and is expected to close in the first half of 2020, subject to the receipt of required regulatory clearances and other closing conditions. SIRVA is a portfolio company of investment funds managed by Madison Dearborn Partners, LLC (MDP), a leading private equity firm based in Chicago.

The transaction includes all of the Relocation assets of Realogy’s Cartus subsidiary but does not include the Cartus Affinity business, which delivers home selling and buying assistance to members of affinity clients, nor its Broker Network, made up of expert agents and brokers from Realogy’s residential real estate brands and certain independent real estate brokers. Affinity complements Realogy’s core business, which includes both franchise and owned residential real estate brokerage companies as well as title and settlement services.

Under the terms of the agreement, Realogy will receive $375 million in cash at closing, subject to certain adjustments, and a $25 million deferred payment. Realogy intends to use a substantial majority of the net proceeds from the transaction, after taxes and transaction and separation-related costs, to pay down corporate debt and use the balance to reinvest in the business.

“The sale of Cartus’s Relocation business is part of Realogy’s strategy to simplify and streamline our company as we strengthen and hone our value proposition,” said Ryan Schneider, Realogy’s chief executive officer and president. “This transaction will allow Realogy to retain and focus on growing elements of the business that are critical to our value proposition, including our Affinity and other lead generation partnership programs, which benefit from our established Broker Network. It will also allow us to use net proceeds to reduce debt, reinvest in the business, and drive greater long-term value for our shareholders.”

“This acquisition will offer clients broader choice, tremendous program flexibility and a heightened pace of innovation,” said Tom Oberdorf, SIRVA’s Chairman and CEO. “SIRVA’s clients will benefit from access to Cartus’s well-established Broker Network, while SIRVA’s integrated household goods capacity will benefit Cartus customers. We believe the investments both companies have made in leading-edge technology solutions, exceptional client service delivery and growth will allow us to create the industry’s most capable, knowledgeable and accessible relocation management company to best serve our existing and future customers.”

Advisors
Barclays Capital Inc. served as financial advisor to Realogy, and Skadden, Arps, Slate, Meagher & Flom LLP served as legal advisor to Realogy. Kirkland & Ellis LLP served as legal advisor to SIRVA.
Investor Conference Call
Today, November 7, at 8:30 a.m. (ET), Realogy will hold a conference call via webcast to review its Q3 2019 results and provide a business update, including the definitive agreement under which SIRVA will acquire Realogy’s global Cartus Relocation business. The webcast will be hosted by Ryan Schneider, chief executive officer and president, and Charlotte Simonelli, chief financial officer, and will conclude with an investor Q&A period with Realogy management.

Investors may access the conference call live via webcast at ir.realogy.com or by dialing (888) 895-3527 (toll free); international participants should dial (706) 679-2250. Please dial in at least 5 to 10 minutes prior to start time. A webcast replay also will be available on the website.

# # #
About Realogy
Realogy is the leading and most integrated provider of residential real estate services in the U.S. that is focused on empowering independent sales agents to best serve today’s consumers. Realogy delivers its services through its well-known industry brands including Better Homes and Gardens® Real Estate, CENTURY 21®, Climb Real Estate®, Coldwell Banker®, Coldwell Banker Commercial®, Corcoran®, ERA®, Sotheby’s International Realty® as well as NRT, Cartus®, Title Resource Group and ZapLabs®, an in-house innovation and technology development lab. Realogy’s fully integrated business model includes brokerage, franchising, relocation, mortgage, and title and settlement services. Realogy provides independent sales agents access to leading technology, best-in-class marketing and learning programs, and support services to help them become more productive and build stronger businesses. Realogy’s affiliated brokerages operate around the world with approximately 190,000 independent sales agents in the United States and approximately 110,400 independent sales agents in 112 other countries and territories. Realogy is headquartered in Madison, New Jersey.

About SIRVA Worldwide Relocation & Moving
SIRVA is a global leader in moving and relocation services, offering solutions for mobility programs to companies of every size. With 75 owned locations and more than 1,000 franchised and agent locations in 177 countries, we offer unmatched global breadth supported by localized attention and innovative technology that strikes the right balance of self service and human support. From relocation and household goods to commercial moving and storage, our portfolio of Brands (SIRVA, Team Relocations, Allied, northAmerican, Allied Pickfords & SMARTBOX) provides the only integrated moving/relocation solution in the industry. By leveraging our global network, we deliver a superior experience that only a “one-stop shop” can provide.

Forward-Looking Statements
Certain statements in this press release constitute “forward-looking statements.” Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Realogy to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “potential” and “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements.

Various factors that could cause actual future results and other future events to differ materially from those in the forward-looking statements, include, but are not limited to: (i) the failure to achieve the anticipated benefits of the transaction; (ii) the conditions to closing the transaction, including the obtaining of required regulatory clearances, may not be satisfied on a timely basis or at all; (iii) the transaction may involve unexpected costs, liabilities or delays; (iv) the business of the companies may be adversely affected as a result of the transaction; (v) Realogy and SIRVA may be adversely affected by other economic, business and/or competitive factors; (vi) risks that the transaction could disrupt either company’s plans and operations or adversely affect employee retention; and (viii) other risks to consummation of the transaction, including the risk that the transaction will not be consummated within the expected time period or at all. Consideration should be given to the areas of risk described above, as well as those risks set forth under the headings “Forward-Looking Statements” and “Risk Factors” in the Realogy’s filings with the Securities and Exchange Commission, including Realogy’s Annual Report on Form 10-K for the year ended December 31, 2018 and Realogy’s Quarterly Report on Form 10-Q for the quarters ended March 31, 2019, June 30, 2019 and September 30, 2019, and Realogy’s other filings made from time to time, in connection with considering any forward-looking statements that may be made by Realogy and its businesses generally. In addition, new risks and uncertainties emerge from time to time, and it is not possible for Realogy to predict or assess the impact of every factor that may cause its actual results to differ from those expressed or implied in any forward-looking statements.

Accordingly, you should not place undue reliance on any forward-looking statements contained in this press release, and you should not regard any forward-looking statement as a representation by Realogy that the future plans, estimates or expectations currently contemplated by Realogy will be achieved. Realogy expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Realogy’s expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based.

Realogy Media Contact:       Realogy Investor Contacts:
Trey Sarten       Alicia Swift
(973) 407-2162       (973) 407-4669
Trey.Sarten@Realogy.com     Alicia.Swift@Realogy.com

SIRVA Media Contacts:      Danielle Kloeblen
Mike DeGraff/Melanie Hemmert     (973) 407-2148
(312) 895-4700       Danielle.Kloeblen@Realogy.com
sirva-svc@sardverb.com